GROUP 1 SOFTWARE INC NEW - 8-K                            Filing Date: 11/7/2003
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

                        Date of Report: November 7, 2003

                             Group 1 Software, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-6355                   52-0852578
(Sate of other jurisdiction   (Commission File Number)        (IRS Employer
       of incorporation)                                  Identification Number)

    4200 Parliament Place, Suite 600                             20706-1844
(Address of principal executive offices)                          (Zip Code)

                                 (301) 918-0400
              (Registrant's telephone number, including area code)


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                                Disclosure Page 1
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GROUP 1 SOFTWARE INC NEW - 8-K                            Filing Date: 11/7/2003
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Item 12. Disclosure of Results of Operations and Financial Condition

      The registrant's press release dated October 29, 2003, announcing financial results for the fiscal quarter ended September 30, 2003, is attached as Exhibit 99.1.


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                                Disclosure Page 2
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GROUP 1 SOFTWARE INC NEW - 8-K                            Filing Date: 11/7/2003
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EXHIBIT INDEX

Exhibit No.       Description

99.1              Group 1 Software Press Release dated October 29, 2003.


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                                Disclosure Page 3
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GROUP 1 SOFTWARE INC NEW - 8-K                            Filing Date: 11/7/2003
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FOR IMMEDIATE RELEASE
  October 29, 2003

            Group 1 Software Reports Record Second Quarter Net Income Net Income Up 30% to $2.6 Million; EPS $0.16 vs. $0.14 Per Share

Lanham, MD -- Group 1 Software (Nasdaq: GSOF) today reported record results for its second fiscal quarter ended September 30, 2003. The company reported second quarter net income of $2.6 million, a 30% increase over the prior year. Fully diluted earnings per share in the second quarter, also a record, were $0.16 vs. $0.14 the prior year, despite a substantially higher diluted share count.

The company reported record second quarter revenue of $25.2 million, compared with $25.0 million the prior year. Second quarter license fee revenue for the company was $10.8 million, compared with $11.3 million reported the prior year. Total revenue for the quarter from Enterprise Solutions software and services was $17.8 million compared with $16.9 million in the prior year's second quarter. License fees in the Enterprise Solutions division were $8.5 million, up from $7.8 million reported the prior year. The Enterprise Solutions division's performance was solid across its entire range of products.

Total revenue from DOC1 Customer Communications Management software and services was $7.4 million compared with $8.1 million in the prior year's second quarter. License fees in the DOC1 division were $2.3 million compared with $3.5 million reported the prior year. New license fee revenue in the DOC1 division continues to be impacted by the current economic environment. Sales of new DOC1 systems are most often a replacement of existing technologies. Consequently, many companies with tight IT budgets have postponed these purchases.

For the first six months of the fiscal year, the company reported revenue of $49.5 million, up from $48.4 million in the same period of the prior year. Net income for the six months was $4.6 million, an increase of 58% over net income of $2.9 million the prior year. Fully diluted earnings per share were $0.29 vs. $0.21, an increase of 38% over the prior year.

Operating income for the six months totaled $3.4 million, up 10% over the prior year. Non-operating income totaled $512,000, compared with $115,000 the prior year. The increase in non-operating income was primarily due to interest income recognized on the bridge loan to Sagent Technology prior to the asset acquisition by Group 1 on October 1, 2003.

Group 1's cash position remained strong. Cash and short-term investments totaled $57.9 million at September 30, 2003, compared with $57.8 million at June 30, 2003.

"Although sales in the DOC1 division were below our expectations, we were pleased that we were able to achieve record net earnings and revenue for the company," said Bob Bowen, CEO of Group 1 Software. "Looking ahead, we continue to be excited about our business prospects. The market's early response to the Sagent data integration and


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GROUP 1 SOFTWARE INC NEW - 8-K                            Filing Date: 11/7/2003
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business geographics capabilities has been positive. With the Sagent acquisition, we are now truly a global company, with distribution capabilities in Japan, South Korea, China and other areas of Southeast Asia, in addition to our existing presence in the Americas and Europe."

"Within the DOC1 division, we are very optimistic about the just-announced DOC1 Series 5," continued Bowen. "This groundbreaking technology represents a dramatic move forward for Group 1 and we believe this major new release can become a catalyst for new business in coming quarters."

"We remain confident in our fiscal year guidance," said Mark Funston, CFO of Group 1 Software. "Our guidance for the six month period ending March 31, 2004 is for revenue growth in the range of 31% to 33% and net earnings growth (excluding non-recurring costs) in the range of 5% to 10% over fiscal year 2003. Our guidance incorporates the anticipated $1.0 million in amortization of purchased intangibles from the Sagent acquisition. Net earnings growth for the six month period before the amortization of purchased intangibles is projected to be in the range of 16% to 21% over fiscal year 2003."

The company will hold a conference call at 4:30 PM EDT today to discuss these results. Interested parties are invited to listen to the call, which will be broadcast via the Internet at www.g1.com or by dialing 800-374-0565.

Group 1 Software (Nasdaq: GSOF) is a leading provider of solutions that help over 3,000 organizations worldwide maximize the value of their customer and other data. Group 1 provides industry-leading technologies that allow businesses to cleanse and enrich their corporate data, generate personalized customer communications and integrate and deliver data across the enterprise. These technologies are essential components of enterprise applications including customer relationship management (CRM), enterprise resource planning (ERP) and business intelligence systems. Founded in 1982 and headquartered in Lanham, Maryland, Group 1 offers solutions utilized by leaders in the financial services, banking, GIS/mapping, retail, telecommunications, utilities, insurance and other industries. The company's customer base includes such recognized names as \Entergy, GEICO, L.L. Bean, MapQuest, QVC, Siemens, Wal-Mart and Wells Fargo. For more information about Group 1, visit the company's Web site at http://www.g1.com.

                                       ###

      Certain statements made herein that are not historical are forward-looking within the meaning of the Private Securities Litigation reform Act of 1995. Words like "looking forward", "early response", "very optimistic", "believe", "remain confident" and "guidance" are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties. Readers are cautioned not to place undue reliance of these forward-looking statements, which address the conditions and estimations as they are found on the date of this press release. The Company undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances that arise after the date of this press release or to reflect the occurrence of unanticipated events. For additional information regarding these and other risks and uncertainties associated with the Company's business, reference is made to the Company's reports filed from time to time with the Securities and Exchange Commission. Group 1 Software and DOC1 are registered trademarks of Group 1 Software, Inc.

Contacts

Mark Funston, CFO, Group 1 Software at 301.918.0381 or mark_funston@g1.com

David Peikin, Corporate Communications Manager, Group 1 Software at 301.918.0818 or pr@g1.com

Charles Messman, MKR Group at 626.395.9500


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GROUP 1 SOFTWARE INC NEW - 8-K                            Filing Date: 11/7/2003
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                             GROUP 1 SOFTWARE, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands, except per share data)
                                   (Unaudited)

                                                  For the Three Month Period        For the Six Month Period
                                                      Ended September 30,              Ended September 30,
                                                  --------------------------       --------------------------
                                                    2003              2002           2003              2002
                                                  --------          --------       --------          --------
Revenue:
  Software license and related revenue            $ 10,841          $ 11,329       $ 21,309          $ 21,206
  Maintenance and services                          14,392            13,691         28,180            27,193
                                                  --------          --------       --------          --------
    Total revenue                                   25,233            25,020         49,489            48,399
                                                  --------          --------       --------          --------
Cost of revenue:
  Software license expense                           3,187             3,763          6,986             7,834
  Maintenance and service expense                    4,061             4,105          8,511             8,379
                                                  --------          --------       --------          --------
    Total cost of revenue                            7,248             7,868         15,497            16,213
                                                  --------          --------       --------          --------

Gross profit                                        17,985            17,152         33,992            32,186

Operating expenses:
  Research and development                           2,955             2,812          5,724             5,554
  Sales and marketing                                8,350             7,738         15,930            15,248
  General and administrative                         3,325             3,539          6,525             6,869
                                                  --------          --------       --------          --------
    Total operating expenses                        14,630            14,089         28,179            27,671
                                                  --------          --------       --------          --------
Income from operations                               3,355             3,063          5,813             4,515

Non-operating income
   Interest income                                     578               322            821               603
   Interest expense                                    (13)              (61)           (25)             (192)
   Other non-operating income (expense)                (53)             (146)           493              (191)
                                                  --------          --------       --------          --------
    Total non-operating income                         512               115          1,289               220
                                                  --------          --------       --------          --------
    Income before provision for income taxes         3,867             3,178          7,102             4,735
                                                  --------          --------       --------          --------
Provision for income taxes                           1,315             1,207          2,497             1,791
                                                  --------          --------       --------          --------
Net income                                           2,552             1,971          4,605             2,944
Preferred stock dividend requirements                   --               (14)            --               (28)
                                                  --------          --------       --------          --------
Net income available to common stockholders       $  2,552          $  1,957       $  4,605          $  2,916
                                                  ========          ========       ========          ========
Basic earnings per share                          $   0.18          $   0.15       $   0.33          $   0.23
                                                  ========          ========       ========          ========
Diluted earnings per share                        $   0.16          $   0.14       $   0.29          $   0.21
                                                  ========          ========       ========          ========

Basic weighted average shares outstanding           13,810            12,774         13,768            12,695
                                                  ========          ========       ========          ========

Diluted weighted average shares outstanding         15,811            14,079         15,839            14,048
                                                  ========          ========       ========          ========


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GROUP 1 SOFTWARE INC NEW - 8-K                            Filing Date: 11/7/2003
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                             GROUP 1 SOFTWARE, INC.
                           CONSOLIDATED BALANCE SHEETS
                        (In thousands, except par value)

                                                                September 30,     March 31,
                                                                     2003            2003
                                                                 (unaudited)
                                                                -------------     ---------
ASSETS
Current assets:
  Cash and cash equivalents                                       $  40,967       $  56,475
  Short-term investments, available-for-sale                         16,942           7,712
  Trade and installment accounts receivable, less
    allowance of $1,471 and $1,755                                   17,873          18,834
  Notes receivable                                                    7,000              --
  Deferred income taxes                                               1,721           2,130
  Prepaid expenses and other current assets                           4,655           4,067
                                                                  ---------       ---------
Total current assets                                                 89,158          89,218

Installment accounts receivable, long-term                               20              39
Property and equipment, net                                           4,902           4,707
Computer software, net                                               23,519          23,490
Goodwill                                                             12,726          12,716
Other assets                                                            218             206
                                                                  ---------       ---------
  Total assets                                                    $ 130,543       $ 130,376
                                                                  =========       =========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                $   1,288       $   1,358
  Current portion of note payable                                       318             371
  Accrued expenses                                                    6,529           7,033
  Accrued compensation                                                5,730           9,454
  Current deferred revenues                                          27,596          31,241
                                                                  ---------       ---------
Total current liabilities                                            41,461          49,457
Note payable, net of current portion                                    350             350
Deferred revenues, long-term                                          1,638             315
Deferred income taxes                                                 4,309           4,694
                                                                  ---------       ---------
 Total liabilities                                                   47,758          54,816
                                                                  ---------       ---------
Commitments and contingencies

Stockholders' equity:
  6% cumulative convertible preferred stock $0.25 par value;
  1,200 shares authorized; no shares issued (aggregate
  involuntary liquidation preference $950)                               --              --
Common stock $0.50 par value; 200,000 and 50,000 shares
   authorized; 15,068 and 14,902 shares issued                        7,534           7,451
Additional paid in capital                                           36,491          34,951
Retained earnings                                                    42,224          37,619
Accumulated other comprehensive income                                1,181             184
Less treasury stock, 1,246 shares, at cost                           (4,645)         (4,645)
                                                                  ---------       ---------
Total stockholders' equity                                           82,785          75,560
                                                                  ---------       ---------
Total liabilities and stockholders' equity                        $ 130,543       $ 130,376
                                                                  =========       =========


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                                Disclosure Page 7
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GROUP 1 SOFTWARE INC NEW - 8-K                            Filing Date: 11/7/2003
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                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2003

                                                Group 1 Software, Inc.


                                                By: /s/ Mark D. Funston
                                                   -----------------------------
                                                Name: Mark D. Funston
                                                Title: Chief Financial Officer


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